Exhibit 21.1

	Subsidiary	% Parent Interest Held	State/Country of Jurisdiction	Parent
1	Benefit Strategies, LLC	100	New Hampshire	Voya Benefits Company, LLC
2	Czech Asset Management, L.P.	100	Delaware	Voya Investment Management Alternative Assets LLC
3	Czech GP, LLC	100	Delaware	Czech Asset Management, L.P.
4	ING Pomona Private Equity Management (Luxembourg) S.A.	99.2	Luxembourg	Voya Investment Management Alternative Assets LLC
5	ING Pomona Private Equity Management (Luxembourg) S.A.	0.8	Luxembourg	Voya Pomona Holdings LLC
6	Oconee Real Estate Holdings LLC	19	Delaware	ReliaStar Life Insurance Company
7	Oconee Real Estate Holdings LLC	31	Delaware	Voya Retirement Insurance and Annuity Company
8	Opportunity Investor P Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
9	Opportunity Investor P Associates, L.P.	1	Delaware	Opportunity Investor P Secondary Associates, LLC
10	Opportunity Investor P Secondary Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC
11	Opportunity Investor P, L.P.	1	Delaware	Opportunity Investor P Associates, L.P.
12	Origami Squirrel Acquisition Corp.	100	Delaware	Voya Financial, Inc.
13	Pen-Cal Administrators, Inc.	100	California	Voya Financial, Inc.
14	Pomona Associates V, LP	49	Delaware	Pomona G.P. Holdings LLC
15	Pomona Associates V, LP	1	Delaware	Pomona Secondary Associates V LLC
16	Pomona Associates VI, LP	49	Delaware	Pomona G.P. Holdings LLC
17	Pomona Associates VI, LP	1	Delaware	Pomona Secondary Associates VI LLC
18	Pomona Associates VII, L.P.	49	Delaware	Pomona G.P. Holdings LLC
19	Pomona Associates VII, L.P.	1	Delaware	Pomona Secondary Associates VII LLC
20	Pomona Associates VIII, L.P.	49	Delaware	Pomona G.P. Holdings LLC
21	Pomona Associates VIII, L.P.	1	Delaware	Pomona Secondary Associates VIII, LLC
22	Pomona Capital Asia Limited	100	Hong Kong	Pomona Management LLC
23	Pomona Energy Partners US, L.P.	99.75	Delaware	Pomona Capital VII, L.P.
24	Pomona Energy Partners, L.P.	100	Delaware	Pomona Associates VII, L.P.

Exhibit 21.1

25	Pomona Europe Advisers Limited	100	United Kingdom	Pomona Europe, Ltd.
26	Pomona Europe, Ltd.	100	United Kingdom	Pomona Management LLC
27	Pomona G.P. Holdings LLC	50	Delaware	Voya Pomona Holdings LLC
28	Pomona Holdings Associates III LLC	100	Delaware	Pomona Primary Associates III LLC
29	Pomona Investors III, L.P.	49	Delaware	Pomona G.P. Holdings LLC
30	Pomona Investors III, L.P.	1	Delaware	Pomona Primary Associates III LLC
31	Pomona Investors IV, L.P.	49	Delaware	Pomona G.P. Holdings LLC
32	Pomona Investors IV, L.P.	1	Delaware	Pomona Primary Associates IV LLC
33	Pomona Investors V L.P.	49	Delaware	Pomona G.P. Holdings LLC
34	Pomona Investors V L.P.	1	Delaware	Pomona Primary Associates V LLC
35	Pomona Management LLC	100	Delaware	Voya Pomona Holdings LLC
36	Pomona Primary Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC
37	Pomona Primary Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC
38	Pomona Primary Associates V LLC	100	Delaware	Pomona G.P. Holdings LLC
39	Pomona Secondary Associates V LLC	100	Delaware	Pomona G.P. Holdings LLC
40	Pomona Secondary Associates VI LLC	100	Delaware	Pomona G.P. Holdings LLC
41	Pomona Secondary Associates VII LLC	100	Delaware	Pomona G.P. Holdings LLC
42	Pomona Secondary Associates VIII, LLC	100	Delaware	Pomona G.P. Holdings LLC
43	Pomona Voya (US) Holdings Associates II LLC	100	Delaware	Pomona G.P. Holdings LLC
44	Pomona Voya (US) Holdings Associates II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II LLC
45	Pomona Voya (US) Holdings Associates II, L.P.	49	Delaware	Pomona G.P. Holdings LLC
46	Pomona Voya (US) Holdings Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC
47	Pomona Voya (US) Holdings Associates III LP	1	Delaware	Pomona Voya (US) Holdings Associates III LLC
48	Pomona Voya (US) Holdings Associates III LP	49	Delaware	Pomona G.P. Holdings LLC
49	Pomona Voya (US) Holdings Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC
50	Pomona Voya (US) Holdings Associates IV, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates IV LLC
51	Pomona Voya (US) Holdings Associates IV, L.P.	49	Delaware	Pomona G.P. Holdings LLC
52	Pomona Voya (US) Holdings Associates LLC	100	Delaware	Pomona G.P. Holdings LLC

Exhibit 21.1

53	Pomona Voya (US) Holdings Associates V, L.P.	49	Delaware	Pomona G.P. Holdings LLC
54	Pomona Voya (US) Holdings Associates V, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates V, LLC
55	Pomona Voya (US) Holdings Associates V, LLC	100	Delaware	Pomona G.P. Holdings LLC
56	Pomona Voya (US) Holdings Associates, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates LLC
57	Pomona Voya (US) Holdings Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
58	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II, L.P.
59	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.	49	Delaware	Pomona G.P. Holdings LLC
60	Pomona Voya (US) Holdings Co-Investment Associates L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II LLC
61	Pomona Voya (US) Holdings Co-Investment Associates L.P.	49	Delaware	Pomona G.P. Holdings LLC
62	Pomona Voya (US) Holdings Co-Investment II, L.P.	24.29	Delaware	ReliaStar Life Insurance Company
63	Pomona Voya (US) Holdings Co-Investment II, L.P.	0.14	Delaware	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.
64	Pomona Voya (US) Holdings Co-Investment II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II, L.P.
65	Pomona Voya (US) Holdings Co-Investment II, L.P.	29.69	Delaware	Voya Retirement Insurance and Annuity Company
66	Pomona Voya (US) Holdings IV, L.P.	11.46	Delaware	ReliaStar Life Insurance Company
67	Pomona Voya (US) Holdings IV, L.P.	0.13	Delaware	Pomona Voya (US) Holdings Associates IV, L.P.
68	Pomona Voya (US) Holdings IV, L.P.	13.50	Delaware	Voya Retirement Insurance and Annuity Company
69	Pomona Voya (US) Holdings V L.P.	32.22	Delaware	ReliaStar Life Insurance Company
70	Pomona Voya (US) Holdings V L.P.	0.12	Delaware	Pomona Voya (US) Holdings Associates V, L.P.
71	Pomona Voya (US) Holdings V L.P.	40.28	Delaware	Voya Retirement Insurance and Annuity Company
72	Pomona Voya (US) Holdings V-A, L.P.	33.30	Delaware	ReliaStar Life Insurance Company
73	Pomona Voya (US) Holdings V-A, L.P.	0.12	Delaware	Pomona Voya (US) Holdings Associates V, L.P.

Exhibit 21.1

74	Pomona Voya (US) Holdings V-A, L.P.	32.69	Delaware	Voya Retirement Insurance and Annuity Company
75	Pomona Voya Asia Pacific Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
76	Pomona Voya Asia Pacific Associates, L.P.	1	Delaware	Pomona Voya Asia Pacific Associates, LLC
77	Pomona Voya Asia Pacific Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC
78	ReliaStar Life Insurance Company	100	Minnesota	Voya Holdings Inc.
79	ReliaStar Life Insurance Company of New York	100	New York	ReliaStar Life Insurance Company
80	RiverRoch LLC	10.8	Delaware	ReliaStar Life Insurance Company
81	RiverRoch LLC	53.7	Delaware	Voya Retirement Insurance and Annuity Company
82	Security Life Assignment Corporation	100	Colorado	Voya Financial, Inc.
83	SJC Capital Finance Fund III GP, LLC	100	Delaware	Czech Asset Management, L.P.
84	SJC Capital Finance Fund IV GP, LLC	100	Delaware	Czech Asset Management, L.P.
85	SJC Direct Lending Fund III GP, L.P.	100	Delaware	Czech GP, LLC
86	SJC Direct Lending Fund IV GP, L.P.	100	Delaware	Czech GP, LLC
87	SJC Direct Lending Revolver Fund III GP, L.P.	100	Delaware	Czech GP, LLC
88	The Voya Proprietary Alpha Fund, LLC	30.2	Delaware	ReliaStar Life Insurance Company
89	The Voya Proprietary Alpha Fund, LLC	1	Delaware	Voya Alternative Asset Management LLC
90	VAAM GP LLC	100.00	Delaware	Voya Alternative Asset Management LLC
91	VFI SLK Global Services Private Limited	49	India	Voya Financial, Inc.
92	VIM Holdings LLC	76.00	Delaware	Voya Investment Management LLC
93	Voya Alternative Asset Management Ireland Limited	100	Ireland	Voya Investment Management Alternative Assets LLC
94	Voya Alternative Asset Management LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
95	Voya Benefits Company, LLC	100	Delaware	Voya Holdings Inc.
96	Voya Capital, LLC	100	Delaware	Voya Investment Management LLC
97	Voya Custom Investments LLC	100	Delaware	Voya Financial Holdings II, LLC

Exhibit 21.1

98	Voya Enhanced Middle Market Credit GP I LP	100	Delaware	VAAM GP LLC
99	Voya Enhanced Middle Market Credit Fund I LP	100	Delaware	Voya Enhanced Middle Market Credit GP I LP
100	Voya Enhanced Middle Market Credit Fund I (RNF) LP	100	Delaware	Voya Enhanced Middle Market Credit GP I LP
101	Voya Enhanced Middle Market Credit Fund I Originator LLC	100	Delaware	Voya Enhanced Middle Market Credit Fund I LP
102	Voya Financial Advisors, Inc.	100	Minnesota	Voya Holdings Inc.
103	Voya Financial Partners, LLC	100	Delaware	Voya Retirement Insurance and Annuity Company
104	Voya Funds Services, LLC	100	Delaware	Voya Capital, LLC
105	Voya Holdings Inc.	100	Connecticut	Voya Financial, Inc.
106	Voya Institutional Plan Services, LLC	100	Delaware	Voya Retirement Insurance and Annuity Company
107	Voya Institutional Trust Company	100	Connecticut	Voya Holdings Inc.
108	Voya Insurance Solutions, LLC	100	Connecticut	Voya Holdings Inc.
109	Voya Investment Management (UK) Limited	100	United Kingdom	Voya Investment Management Co. LLC
110	Voya Investment Management Alternative Assets LLC	100	Delaware	Voya Investment Management LLC
111	Voya Investment Management Co. LLC	100	Delaware	Voya Investment Management LLC
112	Voya Investment Management LLC	100	Delaware	Voya Holdings Inc.
113	Voya Investment Management Services (UK) Limited	100	United Kingdom	Voya Investment Management Co. LLC
114	Voya Investment Trust Co.	100	Connecticut	Voya Investment Management Co. LLC
115	Voya Investments Distributor, LLC	100	Delaware	Voya Funds Services, LLC
116	Voya Investments, LLC	100	Arizona	Voya Funds Services, LLC
117	Voya Multi-Strategy Opportunity Fund LLC	100	Delaware	Voya Alternative Asset Management LLC
118	Voya Payroll Management, Inc.	100	Delaware	Voya Financial, Inc.
119	Voya Pomona Asia Pacific G.P. Limited	100	Hong Kong	Pomona Voya Asia Pacific Associates, L.P.
120	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	1.35	Delaware	Voya Pomona Asia Pacific G.P. Limited

Exhibit 21.1

121	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	39.99	Delaware	Voya Retirement Insurance and Annuity Company
122	Voya Pomona Holdings LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
123	Voya Realty Group LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
124	Voya Retirement Advisors, LLC	100	New Jersey	Voya Retirement Insurance and Annuity Company
125	Voya Retirement Insurance and Annuity Company	100	Connecticut	Voya Holdings Inc.
126	Voya Services Company	100	Delaware	Voya Financial, Inc.
127	Voya Special Investments, Inc.	0.20	Delaware	Voya Financial, Inc.
128	Voya Special Investments, Inc.	49.99	Delaware	Voya Financial, Inc.
129	Voya Special Investments, Inc.	49.99	Delaware	Voya Financial, Inc.